UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

Navitas Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Challenger Street, Torrance, California	90503-1640
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 6, 2026, Navitas Semiconductor Corporation (the “Company”) issued a press release announcing the closing of the transactions contemplated by the Merger Agreement (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also on October 6, 2026, the Company published a CEO letter providing an update to investors with respect to the Company’s Navitas 2.0 transformation. A copy of the CEO letter is furnished as Exhibit 99.2 and is incorporated into this Item 7.01 by reference. The CEO letter is posted on the Company’s Investor Relations website at https://ir.navitassemi.com, LinkedIn page and X page, along with “reposts” by Chris Allexandre, the Company’s President and Chief Executive Officer, on each of LinkedIn and X. The content of the foregoing websites is not incorporated by reference into this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On October 6, 2026 (the “Closing Date”), the Company and Claros, Inc., a Delaware corporation (“Claros”), closed the transactions contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Claros Compass Merger Sub 1 Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub 1”), Compass Merger Sub 2 LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub 2”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the securityholders of Claros.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 6, 2026.

99.2	CEO letter, dated October 6, 2026.

99.3*	Agreement and Plan of Merger, dated August 24, 2026, by and among Navitas Semiconductor Corporation, Claros, Inc., Compass Merger Sub 1 Inc., Compass Merger Sub 2 LLC, and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 of our current report on Form 8-K, filed with the SEC on August 25, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon request; provided, that the Company may request confidential treatment for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION

Dated: October 6, 2026
	By:	/s/ Chris Allexandre
Chris Allexandre
President and Chief Executive Officer